SCOTTISH RE GROUP LIMITED



                                      2006
                                  FIRST QUARTER



                            Financial Data Supplement
                            Through the First Quarter
                              Ended March 31, 2006
                                   (unaudited)

                            Scottish Re Group Limited
                            -------------------------
                        Financial Data Supplement Package
                                Table of Contents

Definitions and Notes                                                1

Summary Financial Results                                            2

Quarterly Consolidated Balance Sheets
    - Assets                                                         3
    - Liabilities and Shareholders' Equity                           4

Quarterly Consolidated Statements of Income                          5

Supplemental Information
    - Net Operating Earnings                                         6
    - Return on Equity                                               6
    - Book Value per Share                                           7
    - International Segment Operating Revenues by Country/Region     8
    - Life Reinsurance Key Operating Ratios                          9
    - Investments
           > Total Portfolio                                         10
           > Core Portfolio                                          11
           > Funds Withheld at Interest                              12
           > Triple X Transactions                                   13
    - North America Life Reinsurance Inforce and Premiums            14
    - North America Financial Solutions GAAP Reserves                14
    - Collateral Finance Facilities:  Summary of Key Terms           15-16

Financial Strength Ratings Summary                                   17
Analyst Coverage                                                     17
Investor Relations Contact                                           17

                            Scottish Re Group Limited
                            -------------------------
                        Financial Data Supplement Package

                              Definitions and Notes

The following document contains supplemental quarterly financial and statistical information for the quarter ended March 31, 2006. This document is dated as of May 26, 2006. Scottish Re Group Limited and its affiliates ("Scottish Re") do not undertake a duty to update such information after such date.

The information reported herein was derived from Scottish Re's various administrative and financial reporting systems, but not necessarily its financial statements. These statistics attempt to measure only some of the many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

From time to time, Scottish Re provides additional financial information, which is available on its web site at www.scottishre.com.

Non-GAAP Financial Measures
---------------------------

Scottish Re uses various non-GAAP financial measures to assist it in managing its businesses. In this Financial Data Supplement, Scottish Re is pleased to share several of these measures, their definitions and reconciliations to their reported GAAP counterparts. While these items may be significant components in understanding and assessing the Company's consolidated financial performance, operating results and financial condition, they are not a substitute for measures determined in accordance with GAAP. Reconciliations to GAAP measures and other definitions of calculations are provided below and elsewhere in this package.

     o   Net operating earnings available to ordinary shareholders
         ---------------------------------------------------------
         The Company determines net operating earnings available to ordinary shareholders by adjusting net income available to ordinary shareholders by net realized capital gains and losses and the change in value of embedded derivatives, as adjusted for the related effects upon the amortization of deferred acquisition costs, and taxes related to these items as well as acquisition-related due diligence costs in 2004. This reconciliation is illustrated on page 6.

     o   Return on equity
         ----------------
         The Company determines return on equity by dividing the trailing twelve months net operating earnings available to ordinary shareholders (see above) by average shareholders' equity, as adjusted for preferred shares, accumulated other comprehensive income (AOCI) and fair value of embedded derivatives (net). This calculation is illustrated on page 6.

     o   Book value per share
         --------------------
         The Company calculates three related measures of book value per share as follows:
               1) Basic book value per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares, by end of period ordinary shares outstanding.
               2) Basic book value, excluding AOCI and fair value of embedded derivatives, per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares, AOCI, and fair value of embedded derivatives (net), by end of period ordinary shares outstanding.
               3) Fully converted book value per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares, AOCI, fair value of embedded derivatives
               (net), and net proceeds from the assumed conversion of various instruments into common shares by end of period ordinary shares outstanding, as adjusted by adding potential shares issued from the assumed exercise of various options and restricted stock units and conversion of various instruments into common shares.

         These book value per share calculations are illustrated on page 7.


                            Scottish Re Group Limited
                            -------------------------
                            Summary Financial Results
        (stated in thousands of United States Dollars, Except Share Data)
                                   (unaudited)

Earnings, Dividends, Shares Outstanding                               Three months                Three months
                                                                         ended                        ended
                                                                       31-Mar-05                    31-Mar-06
                                                                  -----------------------       ----------------------

Net operating earnings available to ordinary shareholders (1)                      $26,930                    $14,286
Net income available to ordinary shareholders                                      $33,420                    $11,583
Net operating earnings per ordinary share:
  Basic                                                                              $0.67                      $0.27
  Diluted                                                                            $0.60                      $0.25
Net income per ordinary share:
  Basic                                                                              $0.84                      $0.22
  Diluted                                                                            $0.74                      $0.20
Dividends declared per ordinary share                                                $0.05                      $0.05
Weighted average ordinary shares outstanding:
  Basic                                                                         39,970,965                 53,434,484
  Diluted                                                                       45,192,171                 56,532,914


Return on Equity (1)                                                   31-Mar-05                    31-Mar-06

Return on average shareholders' equity, trailing twelve month                        11.9%                      11.5%


Book Value per Share (2)                                               31-Mar-05                    31-Mar-06

Basic book value per ordinary share                                                 $21.75                     $20.80
Basic book value per ordinary share (excluding other comprehensive
income and value of embedded derivatives)                                           $21.61                     $21.89
Fully converted book value per ordinary share (excluding other comprehensive
income and value of embedded                                                        $19.78                     $21.13
derivatives)

(1) Please refer to page 6 for details on the calculation of these figures
(2) Please refer to page 7 for details on the calculation of these figures



                            Scottish Re Group Limited
                            -------------------------
                      Quarterly Consolidated Balance Sheets
        (stated in thousands of United States Dollars, Except Share Data)
                                   (unaudited)

                                        31-Mar       30-Jun      30-Sep      31-Dec     31-Mar       30-Jun        30-Sep
                                         2004         2004        2004        2004       2005         2005          2005
                                      ----------- ----------- ----------- ---------- ------------ ------------ -------------

ASSETS
------
  Fixed maturity investments          $2,336,664  $2,548,635  $2,797,450  $3,392,463  $4,445,745   $5,119,254   $5,062,020
  Preferred stock                        137,836     134,139     125,082     125,204     124,537      130,231      156,422
  Cash and cash equivalents              215,693     270,503     191,016     794,639     831,078      320,531      486,527
  Other investments                       17,526      16,755      16,412      16,250      24,979       24,594       49,759
  Funds withheld at interest           1,473,502   1,474,287   1,477,870   2,056,280   1,920,730    1,895,353    1,892,077
                                       ---------   ---------   ---------   ---------   ---------    ---------    ---------
Total investments                      4,181,221   4,444,319   4,607,830   6,384,836   7,347,069    7,489,963    7,646,805

  Accrued interest receivable             25,598      26,408      24,159      32,092      40,983       39,645       41,368
  Reinsurance balances
   and risk fees receivable              209,443     324,723     288,377     495,517     492,217      443,589      522,885
  Deferred acquisition costs             328,149     390,661     411,880     417,306     491,643      477,449      505,506
  Amounts recoverable from reinsurers    769,893     746,161     703,288     680,956     766,207      792,296      731,578
  Present value of in-force business      12,794      11,922      38,349      62,164      60,500       58,752       56,763
  Goodwill                                35,847      35,847      34,125      34,125      34,125       34,125       34,125
  Other assets                            61,255      68,710      24,241      38,926      61,161      188,715       63,488
  Current income tax receivable                0           0      10,716       7,712       2,553        9,189       16,791
  Deferred tax benefit                     6,605      31,870       9,623      15,030      25,289       11,729       34,805
  Segregated assets                     794,627     794,020     740,220      783,573     774,162      799,329      772,526
                                        -------     -------     -------      -------     -------      -------      -------

TOTAL ASSETS                        $6,425,432  $6,874,641  $6,892,808  $8,952,237 $10,095,909  $10,344,781  $10,426,640


                                        31-Dec           31-Mar
                                         2005             2006
                                      ------------- ----------------

ASSETS
------
  Fixed maturity investments            $5,292,595    $6,066,176
  Preferred stock                          133,804       131,722
  Cash and cash equivalents              1,420,205       690,076
  Other investments                         54,619        64,141
  Funds withheld at interest             2,597,416     2,610,195
Total investments                        9,498,639     9,562,310

  Accrued interest receivable               44,012        45,371
  Reinsurance balances
  and risk fees receivable                 325,372       381,095
  Deferred acquisition costs               594,583       620,385
  Amounts recoverable from reinsurers      551,288       605,241
  Present value of in-force business        54,743        53,826
  Goodwill                                  34,125        34,125
  Other assets                              87,198        94,719
  Current income tax receivable                  0             0
  Deferred tax benefit                      55,453        79,435
  Segregated assets                        760,707       780,132
                                          --------      -------
TOTAL ASSETS                           $12,006,120   $12,256,639




                            Scottish Re Group Limited
                            -------------------------
                Quarterly Consolidated Balance Sheets - continued
        (stated in thousands of United States Dollars, Except Share Data)
                                   (unaudited)



                                                         31-Mar         30-Jun         30-Sep          31-Dec           31-Mar
                                                           2004           2004           2004            2004             2005
                                                      ---------      ---------      ---------      ----------       ----------

LIABILITIES
-----------
  Reserves for future policy benefits                  $1,528,589     $1,684,603     $1,602,348      $3,301,715       $3,537,190
  Interest sensitive contract liabilities               2,864,570      3,220,301      3,136,930       3,181,447        3,258,276
  Collateral finance facilities                                 0              0        200,000         200,000        1,050,000
  Accounts payable and other liabilites                    67,558         48,861         52,155          68,311           61,623
  Reinsurance balances payable                            145,873        105,452         93,946         116,589          105,371
  Current income tax payable                                6,896          5,991              0               0                0
  7.00% convertible junior
   subordinated notes                                           0              0              0          41,282           42,005
  Long term debt                                          162,500        194,500        194,500         244,500          244,500
  Segregated liabilities                                  794,627        794,020        740,220         783,573          774,162
                                                         --------       --------       --------        --------         --------
TOTAL LIABILITIES                                       5,570,613      6,053,728      6,020,099       7,937,417        9,073,127

Minority interest                                           9,546          9,188          9,535           9,697            9,844
Mezzanine equity                                          142,008        142,145        142,296         142,449          142,599

SHAREHOLDERS' EQUITY
--------------------
  Ordinary shares, par value $0.01 per share                  355            358            359             399              400
  Preferred shares, par value $0.01 per share                   0              0              0               0                0
  Additional paid-in capital                              552,318        555,445        556,173         684,719          687,024
  Accumulated other comprehensive income                   60,556        (3,139)         37,644          31,604            5,703
  Retained earnings                                        90,036        116,916        126,702         145,952          177,212
                                                          -------       --------       --------        --------         --------
TOTAL SHAREHOLDERS' EQUITY                                703,265        669,580        720,878         862,674          870,339

TOTAL LIABILITIES, MINORITY
  INTEREST, MEZZANINE EQUITY,
  AND SHAREHOLDERS' EQUITY                             $6,425,432     $6,874,641     $6,892,808      $8,952,237      $10,095,909

Ordinary shares outstanding                            35,540,728     35,828,462     35,905,962      39,931,145       40,022,945
Preferred shares outstanding                                    0              0              0               0                0



                                                        30-Jun           30-Sep           31-Dec           31-Mar
                                                          2005             2005             2005             2006
                                                    ----------       ----------       ----------      -----------

LIABILITIES
-----------
  Reserves for future policy benefits               $3,524,757       $3,592,779       $3,477,222       $3,539,016
  Interest sensitive contract liabilities            3,278,793        3,283,154        3,907,573        3,990,836
  Collateral finance facilities                      1,050,000        1,050,000        1,985,681        1,985,681
  Accounts payable and other liabilites                115,782          104,413           83,130           70,750
  Reinsurance balances payable                         100,060          161,277          114,078          247,724
  Current income tax payable                                 0                0            9,155            4,481
  7.00% convertible junior
   subordinated notes                                        0                0                0                0
  Long term debt                                       244,500          244,500          244,500          244,500
  Segregated liabilities                               799,329          772,526          760,707          780,132
                                                      --------         --------         --------         -------
TOTAL LIABILITIES                                    9,113,221        9,208,649       10,582,046       10,863,120

Minority interest                                        9,920            9,977            9,305            9,334
Mezzanine equity                                       142,753          142,906          143,057          143,207

SHAREHOLDERS' EQUITY
--------------------
  Ordinary shares, par value $0.01 per share               454              456              534              537
  Preferred shares, par value $0.01 per share          125,000          125,000          125,000          125,000
  Additional paid-in capital                           726,850          729,773          893,767          899,515
  Accumulated other comprehensive income                50,051            3,704          (9,991)         (55,386)
  Retained earnings                                    176,532          206,175          262,402          271,312
                                                      --------         --------         --------         -------
TOTAL SHAREHOLDERS' EQUITY                           1,078,887        1,065,108        1,271,712        1,240,978

TOTAL LIABILITIES, MINORITY
  INTEREST, MEZZANINE EQUITY,
  AND SHAREHOLDERS' EQUITY                         $10,344,781      $10,426,640      $12,006,120      $12,256,639

Ordinary shares outstanding                         45,453,472       45,627,372       53,391,939       53,655,856
Preferred shares outstanding                         5,000,000        5,000,000        5,000,000        5,000,000




                            Scottish Re Group Limited
                            -------------------------
                   Quarterly Consolidated Statements of Income
                 (stated in thousands of United States Dollars)
                                   (unaudited)


For the Three Months Ended                                 31-Mar        30-Jun        30-Sep       31-Dec        31-Mar
                                                            2004          2004          2004         2004          2005
                                                         ------------ ------------- ------------- ------------ -------------

REVENUES
--------
  Premiums earned, net                                        $133,600      $157,493      $146,263     $152,089      $463,680
  Investment income, net                                        50,103        54,817        55,519       56,699        80,479
  Fee income                                                     2,953         3,189         2,545        2,860         3,624
  Realized gains/(losses)                                        1,421       (1,687)       (3,398)      (4,640)         3,294
Change in value of embedded derivatives, net                   (8,645)       14,610        (5,509)       4,105         5,485
                                                               -------       -------       -------       ------        ------
TOTAL REVENUES                                                 179,432       228,422       195,420      211,113       556,562

BENEFITS AND EXPENSES
---------------------
  Claims and other policy benefits                              95,167       122,988       104,701      103,109       363,272
  Interest credited to interest sensitive
   contract liabilities                                         24,193        25,465        27,685       29,182        30,642
  Acquisition costs and other insurance expenses, net           33,122        39,102        38,889       40,292        91,642
  Operating expenses                                            12,854        10,901        13,214       17,689        24,569
  Collateral finance facilities expense                              0             0         1,385        1,339         7,420
  Interest expense                                               2,777         2,996         3,352        3,891         5,594
  Due diligence costs                                                0             0             0        4,643             0
                                                                    --            --            --       ------            --
TOTAL BENEFITS AND EXPENSES                                    168,113       201,452       189,226      200,145       523,139

Income from continuing operations before
  income taxes and minority interest                            11,319        26,970         6,194       10,968        33,423
Income tax benefit                                                (874)        1,690         5,401       10,462           368
                                                                 -----        ------        ------      -------          ----
Income from continuing operations before
  minority interest                                             10,445        28,660        11,595       21,430        33,791
Minority interest                                                 (349)           11           (17)        (176)         (371)
                                                                 -----           ---          ----        -----         -----
Income from continuing operations                               10,096        28,671        11,578       21,254        33,420
Loss from discontinued operations                                    0             0             0         (208)            0
                                                                    --            --            --        -----            --
NET INCOME                                                      10,096        28,671        11,578       21,046        33,420
Dividends declared on non-cumulative perpetual
  preferred shares                                                   0             0             0            0             0
                                                                    --            --            --           --            --
NET INCOME AVAILABLE TO
ORDINARY SHAREHOLDERS                                          $10,096       $28,671       $11,578      $21,046       $33,420






For the Three Months Ended                               30-Jun        30-Sep        31-Dec       31-Mar
                                                          2005          2005          2005         2006
                                                        ---------- ------------- ------------- ------------

REVENUES
--------
  Premiums earned, net                                     $436,893      $470,094      $563,263     $449,021
  Investment income, net                                     83,554        92,132        99,672      129,022
  Fee income                                                  2,785         2,801         3,106        3,733
  Realized gains/(losses)                                       934         1,344       (1,834)     (13,601)
Change in value of embedded derivatives, net               (22,120)       (2,631)       10,774       10,146
                                                           --------       -------       -------      ------
TOTAL REVENUES                                              502,046       563,740       674,981      578,321

BENEFITS AND EXPENSES
---------------------
  Claims and other policy benefits                          311,493       356,127       411,613      374,463
  Interest credited to interest sensitive
   contract liabilities                                      31,723        36,724        33,879       42,701
  Acquisition costs and other insurance expenses, net       122,494        91,214       118,425       87,531
  Operating expenses                                         26,500        32,909        31,595       31,092
  Collateral finance facilities expense                      11,821        13,230        15,675       31,087
  Interest expense                                            4,813         5,690         4,641        4,893
  Due diligence costs                                             0             0             0            0
                                                                 --            --            --           -
TOTAL BENEFITS AND EXPENSES                                 508,844       535,894       615,828      571,767

Income from continuing operations before
  income taxes and minority interest                        (6,798)        27,846        59,153        6,554
Income tax benefit                                            8,187         6,677         1,202        7,457
                                                             ------        ------        ------       -----
Income from continuing operations before
  minority interest                                           1,389        34,523        60,355       14,011
Minority interest                                               202          (113)          421         (162)
                                                               ----         -----          ----        -----
Income from continuing operations                             1,591        34,410        60,776       13,849
Loss from discontinued operations                                 0             0             0            0
                                                                 --            --            --           -
NET INCOME                                                    1,591        34,410        60,776       13,849
Dividends declared on non-cumulative perpetual
  preferred shares                                                0        (2,492)       (2,266)      (2,266)
                                                                 --       -------       -------      -------
NET INCOME AVAILABLE TO
ORDINARY SHAREHOLDERS                                        $1,591       $31,918       $58,510      $11,583



                            Scottish Re Group Limited
                            -------------------------
     Supplemental Information - Net Operating Earnings and Return on Equity
        (stated in thousands of United States Dollars, Except Share Data)
                                   (unaudited)



For the Three Months Ended                              31-Mar         30-Jun         30-Sep         31-Dec         31-Mar
                                                         2004           2004           2004           2004           2005
                                                     -------------- -------------- -------------- -------------- --------------

Net income available to ordinary shareholders              $10,096        $28,671        $11,578        $21,046        $33,420
Subtract:
  Realized (gains) / losses                                 (1,421)         1,687          3,398          4,640         (3,294)
  Change in value of embedded derivatives, net               8,645        (14,610)         5,509         (4,105)        (5,485)
  Taxes on realized gains/losses and
   change in value of embedded derivatives                    (707)         2,364         (1,667)         1,172          2,289
  Due diligence costs (12/31/04: net of $579 tax)                0              0              0          4,064              0
                                                                --             --             --         ------             --

Net operating earnings available
  to ordinary shareholders                                 $16,613        $18,112        $18,818        $26,817        $26,930

Net operating earnings per share
  available to ordinary shareholders:
   Basic                                                     $0.47          $0.51          $0.52          $0.75          $0.67
   Diluted                                                   $0.45          $0.49          $0.51          $0.71          $0.60

Weighted average ordinary shares outstanding:
  Basic                                                 35,327,658     35,747,254     35,869,413     35,981,436     39,970,965
  Diluted                                               37,230,112     37,328,448     37,244,288     37,847,645     45,192,171


Return on average shareholders' equity
--------------------------------------

(1) Numerator: Net operating earnings available
to ordinary shareholders, trailing twelve months         $28,513          $34,170        $52,146        $80,360        $90,677

Total shareholders' equity                              $703,265         $669,580       $720,878       $862,674       $870,339
Subtract:
  Preferred shares                                             0                0              0              0              0
  Accumulated other comprehensive income                 (60,556)           3,139        (37,644)       (31,604)        (5,703)
  Fair value of embedded derivatives, net                 14,590            2,861          7,169          4,220            332
                                                     -----------      -----------    -----------   ------------    -----------
Shareholders' equity for ROE                            $657,299         $675,580       $690,403       $835,290       $864,968

(2) Denominator:  Average shareholders' equity          $570,483         $585,431       $668,059       $736,921       $761,134

Return on average shareholders' equity (1) / (2)            5.0%              5.8%           7.8%          10.9%          11.9%



For the Three Months Ended                            30-Jun         30-Sep         31-Dec         31-Mar
                                                       2005           2005           2005           2006
                                                    ------------- -------------- -------------- --------------


Net income available to ordinary shareholders             $1,591        $31,918        $58,510        $11,583
Subtract:
  Realized (gains) / losses                                 (934)        (1,344)         1,834         13,601
  Change in value of embedded derivatives, net            22,120          2,631        (10,774)       (10,146)
  Taxes on realized gains/losses and
   change in value of embedded derivatives                (3,062)          (569)         1,207           (752)
  Due diligence costs (12/31/04: net of $579 tax)              0              0              0              0
                                                              --             --             --             -

Net operating earnings available
  to ordinary shareholders                               $19,715        $32,636        $50,777        $14,286

Net operating earnings per share
  available to ordinary shareholders:
   Basic                                                   $0.45          $0.72          $1.10          $0.27
   Diluted                                                 $0.42          $0.67          $1.03          $0.25

Weighted average ordinary shares outstanding:
  Basic                                               43,462,385     45,517,832     46,312,567     53,434,484
  Diluted                                             47,136,889     48,543,262     49,450,464     56,532,914


Return on average shareholders' equity
--------------------------------------

(1) Numerator: Net operating earnings available
to ordinary shareholders, trailing twelve months         $92,280       $106,098       $130,058       $117,414

Total shareholders' equity                            $1,078,887     $1,065,108     $1,271,712     $1,240,978
Subtract:
  Preferred shares                                      (125,000)      (125,000)      (125,000)      (125,000)
  Accumulated other comprehensive income                 (50,051)        (3,704)          9,991        55,386
  Fair value of embedded derivatives, net                 18,599         20,875         11,810          2,984
                                                     -----------    -----------   ------------    ----------
Shareholders' equity for ROE                            $922,435       $957,279     $1,168,513     $1,174,348

(2) Denominator:  Average shareholders' equity          $799,008       $823,841     $1,001,902     $1,019,658

Return on average shareholders' equity (1) / (2)            11.5%          12.9%          13.0%          11.5%



                            Scottish Re Group Limited
                            -------------------------
                 Supplemental Information - Book Value per Share
        (stated in thousands of United States Dollars, Except Share Data)
                                   (unaudited)

                                                              31-Dec           31-Mar          30-Jun           30-Sep
                                                               2004             2005            2005             2005
                                                          ---------------- --------------- ---------------- ---------------

Total shareholders' equity, end of period                        $862,674        $870,339       $1,078,887      $1,065,108
Subtract:  Preferred shares                                            0               0         (125,000)       (125,000)
                                                                       --              --        ---------       ---------
(1) Total shareholders' equity excl. preferred shares             862,674         870,339          953,887         940,108
Subtract:
  Accumulated other comprehensive income (AOCI)                  (31,604)         (5,703)         (50,051)         (3,704)
  Fair value of embedded derivatives, net                          4,220             332           18,599          20,875
                                                                   ------            ----          -------         -------
(2) Total shareholders' equity excl. preferred shares,
AOCI, and fair value of embedded derivatives                      835,290         864,968          922,435         957,279
Add net proceeds from assumed:
  Conversion of options                                            37,085          46,926           46,090          49,336
  Conversion of warrants                                           39,782          39,782           39,750          39,750
  Conversion of mezzanine equity                                  143,750         143,750          143,750         143,750
  Conversion of 4.5% senior convertible notes                           0               0                0               0
  Conversion of 7% convertible notes                              41,282          42,005                0               0
                                                                  -------         -------               --              --
(3) Converted shareholders' equity excl. preferred shares,
AOCI, and fair value of embedded derivatives                   $1,097,189      $1,137,431       $1,152,025      $1,190,115

(4) Ordinary shares outstanding, end of period                 39,931,145      40,022,945       45,453,472      45,627,372
Add potential shares issued from assumed:
  Exercise of options and restricted stock units                2,491,236       3,059,836        3,199,936       3,359,436
  Conversion of warrants                                        5,856,431       5,856,431        2,650,000       2,650,000
  Conversion of mezzanine equity                                6,099,025       6,383,214        6,099,025       6,099,025
  Conversion of 4.5% senior convertible notes                           0               0                0         473,273
  Conversion of 7% convertible notes                           2,130,709       2,167,996                0               0
                                                               ----------      ----------               --              --
(5) Fully converted ordinary shares outstanding                56,508,546      57,490,422       57,402,433      58,209,106

Basic book value per ordinary share (1) / (4)                      $21.60          $21.75           $20.99          $20.60

Basic book value, excl. AOCI, and fair value
  of embedded derivatives, per share (2) / (4)                     $20.92          $21.61           $20.29          $20.98

Fully converted book value, excl. AOCI and fair
  value of embedded derivatives, per share (3) / (5)               $19.42          $19.78           $20.07          $20.45





                                                           31-Dec           31-Mar
                                                            2005             2006
                                                        --------------- ---------------

Total shareholders' equity, end of period                   $1,271,712      $1,240,978
Subtract:  Preferred shares                                  (125,000)       (125,000)
                                                             ---------       ---------
(1) Total shareholders' equity excl. preferred shares        1,146,712       1,115,978
Subtract:
  Accumulated other comprehensive income (AOCI)                  9,991          55,386
  Fair value of embedded derivatives, net                      11,810           2,984
                                                               -------          -----
(2) Total shareholders' equity excl. preferred shares,
AOCI, and fair value of embedded derivatives                 1,168,513       1,174,348
Add net proceeds from assumed:
  Conversion of options                                         48,374          45,072
  Conversion of warrants                                        39,750          39,750
  Conversion of mezzanine equity                               143,750         143,750
  Conversion of 4.5% senior convertible notes                        0               0
  Conversion of 7% convertible notes                                0               0
                                                                    --              -
(3) Converted shareholders' equity excl. preferred share
AOCI, and fair value of embedded derivatives                $1,400,387      $1,402,920

(4) Ordinary shares outstanding, end of period              53,391,939      53,655,856
Add potential shares issued from assumed:
  Exercise of options and restricted stock units             3,390,936       3,320,020
  Conversion of warrants                                     2,650,000       2,650,000
  Conversion of mezzanine equity                             6,099,025       6,099,025
  Conversion of 4.5% senior convertible notes                  612,780         661,870
  Conversion of 7% convertible notes                                0               0
                                                                    --              -
(5) Fully converted ordinary shares outstanding             66,144,680      66,386,771

Basic book value per ordinary share (1) / (4)                   $21.48          $20.80

Basic book value, excl. AOCI, and fair value
  of embedded derivatives, per share (2) / (4)                  $21.89          $21.89

Fully converted book value, excl. AOCI and fair
  value of embedded derivatives, per share (3) / (5)            $21.17          $21.13




                            Scottish Re Group Limited
                            -------------------------
 Supplemental Information - International Segment Operating Revenues by Country/Region
                 (stated in thousands of United States Dollars)
                                   (unaudited)


                                                                 Three      Three
                                                  Full           months    months
                                                  Year           ended      ended
                                                  2005         31-Mar-05  31-Mar-06

                                               ------------ ------------ ------------
OPER. REVENUES - NORTH AMERICA (1)
------------------------------
Premiums earned, net                           $16,678         $4,271       $2,403
Investment income, net                           2,405            548          618
                                               -------         ------       ------
TOTAL                                          $19,083         $4,819       $3,021


OPER. REVENUES - UK AND IRELAND (3)
-------------------------------
Premiums earned, net                           $30,132         $6,742       $5,078
Investment income, net                           3,748            884          931
                                               -------         ------       ------
TOTAL                                          $33,880         $7,626       $6,009


OPER. REVENUES - LATIN AMERICA (5)
------------------------------
Premiums earned, net                           $3,751          $1,023         $493
Investment income, net                            375             95           86
                                               ------          ------       ------
TOTAL                                          $4,126          $1,118         $579




                                                        Three          Three
                                           Full         months        months
                                           Year         ended          ended
                                           2005       31-Mar-05      31-Mar-06

                                       ------------ ------------ ------------
 OPER. REVENUES - MIDDLE EAST (2)
 ----------------------------

 Premiums earned, net                    $33,831         $7,648        $5,642
    Investment income, net                 1,936            368           583
                                         -------         ------       ------
 TOTAL                                   $35,767         $8,016        $6,225


 OPER. REVENUES - ASIA (4)
 ---------------------
 Premiums earned, net                    $11,882         $1,576        $2,821
    Investment income, net                   351             71           100
                                         -------         ------      -------
 TOTAL                                   $12,233         $1,647        $2,921


 OPER. REVENUES - OTHER (6)
 ----------------------
   Premiums earned, net                  $22,781        $5,325        $3,666
     Investment income, net                2,673           624           671
                                       ---------       ------         ------
   TOTAL                                 $25,454        $5,949        $4,337


 OPER. REVENUES - TOTAL
 ------------------------
 Premiums earned, net                   $119,055       $26,585       $20,103
 Investment income, net                   11,488         2,590         2,989
                                         -------         ------        -----
 TOTAL                                  $130,543       $29,175       $23,092


Notes
(1) Represents assumed retroceded reinsurance on North American lives written in 2002 and prior; currently in runoff
(2) Represents Middle Eastern business partially in runoff, some new business, loss of license
(3) Represents loss of license business and life protection treaties
(4) Represents Japanese Kyosai business and other Asian business
(5) Represents Latin America business in runoff
(6) Represents Other European and African business in runoff




                           Scottish Re Group Limited
                           -------------------------
        Supplemental Information - Life Reinsurance Key Operating Ratios
                 (stated in thousands of United States Dollars)
                                  (unaudited)

                                                                                 Three Months Ended 31-Mar-06
                                                -----------------------------------------------------------------------------------
                                                      North America          International                Total
                                                ----------------------  ------------------------  ------------------------
                                                Traditional  Financial   Traditional  Financial    Traditional  Financial
                                                 Solutions   Solutions    Solutions   Solutions     Solutions   Solutions   Total
                                                 ---------   ---------    ---------   ---------     ---------   ---------   -----
REVENUES
  (1) Premiums earned, net                        $420,732      $8,186      $20,103        $0     $440,835      $8,186    $449,021
  Investment income, net                            60,690      63,251        2,989         0       63,679      63,251     126,930
                                                  -------      -------       ------        --      -------     -------     -------
  (2) TOTAL OPERATING REVENUES                    $481,422     $71,437      $23,092        $0     $504,514     $71,437    $575,950
BENEFITS AND EXPENSES
  (3) Claims and other policy benefits            $330,730     $16,550      $27,183        $0     $357,913     $16,550    $374,463
  (4) Interest credited to interest sensitive
      contract liabilities                              $0     $42,701           $0        $0           $0     $42,701    $42,701
  (5) Acquisition costs and other insurance
      expenses, net                               $ 72,556     $11,852       $2,817        $0      $75,373     $11,852    $87,225
RATIOS
Benefit Ratio (1)                                     78.6%       82.9%       135.2%      n/a        81.2%       82.9%      72.4%
Acquisition Ratio (2)                                 17.2%       16.6%        14.0%      n/a        17.1%       16.6%      15.1%



                                                                                 Three Months Ended 31-Mar-06
                                                -----------------------------------------------------------------------------------
                                                      North America          International                Total
                                                ----------------------  ------------------------ -----------------------
                                                Traditional  Financial   Traditional  Financial  Traditional  Financial
                                                 Solutions   Solutions    Solutions   Solutions   Solutions   Solutions    Total
                                                 ---------   ---------    ---------   ---------   ---------   ---------    -----


REVENUES
  (1) Premiums earned, net                         $422,391     $14,704     $26,585        $0      $448,976     $14,704   $463,680
  Investment income, net                             31,602      45,929       2,590         0        34,192      45,929     80,121
                                                    -------     -------     ------         --       -------     -------    -------
  (2) TOTAL OPERATING REVENUES                     $453,993     $60,633     $29,175        $0      $483,168     $60,633   $543,801
BENEFITS AND EXPENSES
  (3) Claims and other policy benefits             $328,520     $15,668     $19,084        $0      $347,604     $15,668   $363,272
  (4) Interest credited to interest sensitive
      contract liabilities                               $0     $30,642          $0        $0            $0     $30,642    $30,642
  (5) Acquisition costs and other insurance
      expenses, net                                 $75,777     $12,500      $2,846        $0       $78,623     $12,500    $91,123
RATIOS
Benefit Ratio (1)                                      77.8%       76.4%       71.8%      n/a          77.4%       76.4%      72.4%
Acquisition Ratio (2)                                  17.9%       20.6%       10.7%      n/a          17.5%       20.6%      16.8%


(1) Traditional Solutions: (3)/(1), Financial Solutions: [(3)+(4)]/(2),
    Total: [(3 +(4) /(2)
(2) Traditional Solutions: (5)/(1), Financial Solutions: (5)/(2),
    Total: (5)/(2)



                           Scottish Re Group Limited
                           -------------------------
                     Supplemental Information - Investments
                 (stated in millions of United States Dollars)
                                  (unaudited)



                                                   31-Mar-05             30-Jun-05              30-Sep-05
                                            --------------------  --------------------   ----------------------
                                            Market                  Market                 Market
                                            Value          %        Value          %       Value          %
                                            ---------- ---------  ---------- ---------   ---------- -----------

TOTAL PORTFOLIO
---------------

  BY RATINGS
  ----------
    AAA                                     $2,716.4     37.5%     $2,585.5   34.7%      $2,666.2      35.6%
    AA                                         750.9     10.4%        842.8   11.3%         869.0      11.6%
    A                                        2,006.4     27.7%      2,201.0   29.5%       2,137.0      28.6%
    BBB                                      1,548.8     21.4%      1,592.2   21.3%       1,578.8      21.1%
    BB and below                                93.9      1.3%        110.8    1.5%         110.7       1.5%
                                               -----      ----       ------    ----        ------       ----
    Subtotal                                 7,116.4      98.3%     7,332.3   98.3%       7,361.7      98.4%
    Commercial mortgage loans                  125.9       1.7%       125.9    1.7%         123.0       1.6%
                                              ------      ----       ------    ----        ------       ----
  TOTAL                                     $7,242.3     100.0%    $7,458.2   100.0%     $7,484.7     100.0%


  Weighted Average Rating                             AA-                   AA-                      AA-


  BY SECTOR
  ---------
    U.S. Treasury securities and U.S.
      government agency obligations          $131.5       1.8%       $113.4     1.5%        $64.8       0.9%
    Corporate securities                    3,018.7      41.7%      3,160.3    42.4%      3,167.4      42.3%
    Municipal bonds                            63.1       0.9%         68.5     0.9%         69.6       0.9%
    Mortgage and asset-backed securities    2,983.0      41.2%      3,558.4    47.7%      3,526.0      47.1%
    Preferred stock                           127.4       1.8%        158.0     2.1%        159.9       2.1%
    Commercial mortgage loans                 125.9       1.7%        125.9     1.7%        123.0       1.6%
                                             ------       ----       ------     ----        ------       ----
      Subtotal                             $6,449.6      89.1%     $7,184.5    96.3%     $7,110.7      95.0%
      Cash                                    792.7      10.9%        273.7     3.7%        374.0       5.0%
                                             ------     -----        ------     ----       ------       ----
  TOTAL                                    $7,242.3     100.0%     $7,458.2   100.0%     $7,484.7     100.0%


Weighted Average Book Yield                        4.7%                    4.9%                   5.1%
Option Adjusted Duration (years)                   4.0                     4.0                    3.9





                                                 31-Dec-05                31-Mar-06
                                           ---------------------  ------------------------
                                             Market                  Market
                                             Value         %         Value          %
                                           ----------  --------  ------------ -----------


TOTAL PORTFOLIO
---------------

  BY RATINGS
  ----------
    AAA                                    $3,723.5     40.0%       $3,605.1      38.8%
    AA                                      1,215.0     13.1%        1,275.4      13.7%
    A                                       2,388.6     25.7%        2,405.4      25.9%
    BBB                                     1,763.4     18.9%        1,790.9      19.3%
    BB and below                              106.0      1.1%          105.7       1.1%
                                             ------      ----        ------       ----
    Subtotal                                9,196.5     98.8%        9,182.5      98.8%
    Commercial mortgage loans                 112.6      1.2%          108.0       1.2%
                                             ------      ----        ------       ----
  TOTAL                                    $9,309.1     100.0%      $9,290.5     100.0%


  Weighted Average Rating                             AA-                      AA-


  BY SECTOR
  ---------
    U.S. Treasury securities and U.S.
      government agency obligations          $110.1      1.2%        $267.0       2.9%
    Corporate securities                    3,688.3     39.6%       3,632.4      39.1%
    Municipal bonds                            70.6      0.8%          73.3       0.8%
    Mortgage and asset-backed securities    3,745.2     40.2%       4,464.4      48.1%
    Preferred stock                           137.0      1.5%         135.0       1.5%
    Commercial mortgage loans                 112.6      1.2%         108.0       1.2%
                                              ------      ----        ------     ----
      Subtotal                             $7,863.8     84.5%      $8,680.1      93.4%
      Cash                                  1,445.3     15.5%         610.4       6.6%
                                           --------     -----       ------       ----
  TOTAL                                    $9,309.1    100.0%      $9,290.5     100.0%


Weighted Average Book Yield                         5.1%                     5.3%
Option Adjusted Duration (years)                    3.6                      3.5




                           Scottish Re Group Limited
                           -------------------------
               Supplemental Information - Investments - continued
                 (stated in millions of United States Dollars)
                                  (unaudited)

                                                            31-Mar-05            30-Jun-05               30-Sep-05
                                                    --------------------- ---------------------- ----------------------
                                                       Market                Market                 Market
                                                       Value        %        Value        %         Value        %
                                                    ------------ -------- ------------ --------- ------------ ---------

CORE PORTFOLIO (1)
------------------

  BY RATINGS
    AAA                                              $2,294.4     42.9%    $2,141.4      38.8%   $2,233.2       40.0%
    AA                                                  658.6     12.3%       751.7      13.6%      778.3       13.9%
    A                                                 1,467.3     27.4%     1,642.6      29.8%    1,599.6       28.6%
    BBB                                                 907.9     17.0%       954.8      17.3%      950.3       17.0%
    BB and below                                         23.1      0.4%        28.0       0.5%       28.1        0.5%
                                                      -------    -----     --------     ----      -------      -----
  TOTAL                                              $5,351.3    100.0%    $5,518.5     100.0%   $5,589.5      100.0%


Weighted Average Rating                                       AA-                   AA-                    AA-


  BY SECTOR
    U.S. Treasury securities and U.S.
      government agency obligations                    $101.0      1.9%       $81.5       1.5%      $37.9        0.7%
    Corporate securities                              1,823.6     34.1%     1,926.3      34.9%    1,959.3       35.1%
    Municipal bonds                                      39.4      0.7%        38.2       0.7%       36.5        0.6%
    Mortgage and asset-backed securities              2,481.8     46.4%     3,049.0      55.2%    3,028.4       54.2%
    Preferred stock                                     124.5      2.3%       154.5       2.8%      156.4        2.8%
                                                      -------     ------   --------      -----   ---------      -----
      Subtotal                                       $4,570.3     85.4%    $5,249.5      95.1%   $5,218.5       93.4%
    Cash                                                781.0     14.6%       269.0       4.9%      371.0        6.6%
                                                     --------    -------   --------     ------   --------      ------
TOTAL                                               $5,351.3     100.0%    $5,518.5     100.0%   $5,589.5      100.0%


Weighted Average Book Yield                                 4.3%                  4.6%                   4.8%
Option Adjusted Duration (years)                            3.5                   3.6                    3.5


(1) Includes Triple X Transaction assets on page 13




                                                          31-Dec-05              31-Mar-06
                                                  ---------------------- -----------------------
                                                     Market                 Market
                                                     Value        %         Value        %
                                                  ------------ --------- ------------ ----------

CORE PORTFOLIO (1)
------------------

  BY RATINGS
    AAA                                             $3,017.5      44.8%    $2,974.6     44.0%
    AA                                               1,069.1      15.9%     1,129.0     16.7%
    A                                                1,646.9      24.4%     1,668.6     24.7%
    BBB                                                977.6      14.5%       961.4     14.2%
    BB and below                                        28.0       0.4%        27.7      0.4%
                                                    --------     -----     --------    ------
  TOTAL                                             $6,739.1     100.0%    $6,761.3    100.0%


Weighted Average Rating                                     AA                     AA


  BY SECTOR
    U.S. Treasury securities and U.S.
      government agency obligations                    $47.9       0.7%       $71.9      1.1%
    Corporate securities                             2,057.0      30.5%     2,071.2     30.6%
    Municipal bonds                                     37.6       0.6%        41.9      0.6%
    Mortgage and asset-backed securities             3,150.1      46.7%     3,881.2     57.4%
    Preferred stock                                    133.8       2.0%       131.7      2.0%
                                                    --------     ------    --------    -------
      Subtotal                                      $5,426.4      80.5%    $6,197.9     91.7%
    Cash                                             1,312.7      19.5%       563.4      8.3%
                                                    ---------    ------    --------    ------
TOTAL                                               $6,739.1     100.0%    $6,761.3    100.0%


Weighted Average Book Yield                               4.9%                   5.1%
Option Adjusted Duration (years)                          2.9                    3.0


(1) Includes Triple X Transaction assets on page 13




                           Scottish Re Group Limited

               Supplemental Information - Investments - continued
                 (stated in millions of United States Dollars)
                                  (unaudited)

                                                               31-Mar-05                30-Jun-05                30-Sep-05
                                                       ------------------------ ------------------------ ------------------------
                                                          Market                    Market                    Market
                                                          Value         %           Value         %           Value        %
                                                       ------------ ----------- ------------ ----------- ------------ -----------

FUNDS WITHHELD AT INTEREST
--------------------------
  BY RATINGS
  ----------
    AAA                                                    $422.0        22.3%      $444.1       22.9%       $433.0       22.8%
    AA                                                       92.3         4.9%        91.1        4.7%         90.7        4.8%
    A                                                       539.1        28.5%       558.4       28.8%        537.4       28.3%
    BBB                                                     640.9        33.9%       637.4       32.8%        628.5       33.2%
    BB and below                                             70.8         3.7%        82.8        4.3%         82.6        4.4%
                                                             ----         ---         ----        ---          ----        ---

     Subtotal                                             1,765.1        93.3%     1,813.8       93.5%      1,772.2       93.5%
    Commercial mortgage loans                               125.9         6.7%       125.9        6.5%        123.0        6.5%
                                                             ----         ---         ----        ---          ----        ---
  TOTAL                                                  $1,891.0       100.0%    $1,939.7      100.0%     $1,895.2      100.0%


  Weighted Average Rating                                           A                        A                        A


  BY SECTOR
  ---------
    U.S. Treasury securities and U.S.
     government agency obligations                          $30.5         1.6%       $31.9        1.6%        $26.9        1.4%
    Corporate securities                                  1,195.1        63.2%     1,234.0       63.6%      1,208.1       63.7%
    Municipal bonds                                          23.7         1.2%        30.3        1.6%         33.1        1.7%
    Mortgage and asset-backed securities                    501.2        26.5%       509.4       26.3%        497.6       26.3%
    Preferred stock                                           2.9         0.2%         3.5        0.2%          3.5        0.2%
    Commercial mortgage loans                               125.9         6.7%       125.9        6.5%        123.0        6.5%
                                                             ----         ---         ----        ---          ----        ---
     Subtotal                                            $1,879.3        99.4%    $1,935.0       99.8%     $1,892.2       99.8%
     Cash                                                    11.7         0.6%         4.7        0.2%          3.0        0.2%
                                                             ----         ---         ----        ---          ----        ---
  TOTAL                                                  $1,891.0       100.0%    $1,939.7      100.0%     $1,895.2      100.0%


  Weighted Average Book Yield                                    5.8%                     5.8%                     5.8%
  Option Adjusted Duration (years)                               5.2                      5.2                      5.1





                                                           31-Dec-05                31-Mar-06
                                                    ----------------------- ------------------------
                                                        Market                   Market
                                                        Value        %           Value        %
                                                    ----------- ----------- ------------ -----------

FUNDS WITHHELD AT INTEREST
--------------------------
  BY RATINGS
  ----------
    AAA                                                $706.0       27.5%       $630.5       24.9%
    AA                                                  145.9        5.7%        146.4        5.8%
    A                                                   741.7       28.8%        736.8       29.1%
    BBB                                                 785.8       30.6%        829.5       32.8%
    BB and below                                         78.0        3.0%         78.0        3.1%
                                                         ----        ---          ----        ---

     Subtotal                                         2,457.4       95.6%      2,421.2       95.7%
    Commercial mortgage loans                           112.6        4.4%        108.0        4.3%
                                                         ----        ---          ----        ---
  TOTAL                                              $2,570.0      100.0%     $2,529.2      100.0%


  Weighted Average Rating                                       A+                       A


  BY SECTOR
  ---------
    U.S. Treasury securities and U.S.
     government agency obligations                      $62.2        2.4%       $195.1        7.7%
    Corporate securities                              1,631.3       63.5%      1,561.2       61.7%
    Municipal bonds                                      33.0        1.3%         31.4        1.2%
    Mortgage and asset-backed securities                595.1       23.1%        583.2       23.1%
    Preferred stock                                       3.2        0.1%          3.3        0.1%
    Commercial mortgage loans                           112.6        4.4%        108.0        4.3%
                                                         ----        ---          ----        ---
     Subtotal                                        $2,437.4       94.8%     $2,482.2       98.1%
     Cash                                               132.6        5.2%         47.0        1.9%
                                                         ----        ---          ----        ---
  TOTAL                                              $2,570.0      100.0%     $2,529.2      100.0%


  Weighted Average Book Yield                                5.6%                     5.7%
  Option Adjusted Duration (years)                           5.1                      4.7




                           Scottish Re Group Limited
                           -------------------------
               Supplemental Information - Investments - continued
                 (stated in millions of United States Dollars)
                                  (unaudited)


                                                    31-Mar-05                30-Jun-05                30-Sep-05
                                            ------------------------ ------------------------ ------------------------
                                               Market                    Market                    Market
                                               Value         %           Value         %           Value        %
                                            ------------ ----------- ------------ ----------- ------------ -----------



TRIPLE X TRANSACTIONS (1)
-------------------------

BY RATINGS
AAA                                           $1,128.7       74.0%      $957.1        62.1%       $953.1      61.2%
AA                                               239.0       15.7%       337.5        21.9%        359.3      23.1%
A                                                147.0        9.6%       235.3        15.3%        235.4      15.1%
BBB                                               10.7        0.7%         9.1         0.6%          9.3       0.6%
BB and below                                       0.0        0.0%         0.0         0.0%          0.0       0.0%
Not Rated (2)                                      0.0        0.0%         2.0         0.1%          0.0       0.0%
                                                   ---        ---          ---         ---           ---       ---

TOTAL                                         $1,525.5       100.0%   $1,541.0       100.0%     $1,557.1     100.0%


Weighted Average Rating                       AA-                       AA-                       AA-


BY SECTOR
U.S. Treasury securities and U.S.
government agency obligations                     $3.0         0.2%       $3.0         0.2%        $9.0        0.6%
Corporate securities                             155.0        10.2%      195.8        12.7%       215.2       13.8%
Municipal bonds                                    0.0         0.0%        0.0         0.0%         0.0        0.0%
Mortgage and asset-backed securities             787.3        51.6%    1,305.2        84.7%     1,296.0       83.2%
Preferred stock                                    0.0         0.0%        0.0         0.0%         0.0        0.0%
                                                   ---         ---         ---         ---          ---        ---

Subtotal                                        $945.4        62.0%   $1,504.0        97.6%    $1,520.2       97.6%
Cash                                             580.1        38.0%       37.0         2.4%        36.9        2.4%
                                                 -----        ----        ----         ---         ----        ---

TOTAL                                         $1,525.5       100.0%   $1,541.0       100.0%    $1,557.1      100.0%


Weighted Average Book Yield                        3.1%                      3.9%                      4.3%
Option Adjusted Duration (years)                   1.3                       1.8                       1.9




                                                   31-Dec-05                31-Mar-06
                                           ------------------------ ------------------------
                                                Market                   Market
                                                Value        %           Value        %
                                           ------------ ----------- ------------ -----------


TRIPLE X TRANSACTIONS (1)
-------------------------

BY RATINGS
AAA                                        $1,808.6        64.5%    $1,690.1        60.1%
AA                                            652.6        23.3%       724.0        25.8%
A                                             330.1        11.8%       390.7        13.9%
BBB                                            12.5         0.4%         7.0         0.2%
BB and below                                   0.0          0.0%         0.0         0.0%
Not Rated (2)                                  0.0          0.0%         0.0         0.0%
                                               ---          ---          ---         ---

TOTAL                                     $2,803.8        100.0%    $2,811.8      100.0%


Weighted Average Rating                       AA-                     AA-


BY SECTOR
U.S. Treasury securities and U.S.
government agency obligations                 $16.8         0.6%       $44.4        1.6%
Corporate securities                          355.6        12.7%       386.1       13.7%
Municipal bonds                                 1.1         0.0%         6.5        0.2%
Mortgage and asset-backed securities        1,471.0        52.5%     2,187.8       77.8%
Preferred stock                                 0.0         0.0%         0.0        0.0%
                                                ---         ---          ---        ---

Subtotal                                   $1,844.4        65.8%    $2,624.8       93.3%
Cash                                          959.4        34.2%       187.0        6.7%
                                              -----        ----        -----        ---

TOTAL                                      $2,803.8       100.0%    $2,811.8      100.0%


Weighted Average Book Yield                        4.5%                    5.0%
Option Adjusted Duration (years)                   1.6                     1.7





(1) Includes assets in trust related to excess reserves, economic reserves, surplus, debt service accounts, etc.
(2) 30-Jun-05 contains one security that was purchased during Q2 2005 but was not rated until Q3 2005


                           Scottish Re Group Limited
                           -------------------------
           Supplemental Information - North America Life Reinsurance
                       (stated in United States Dollars)
                                  (unaudited)

                                                      31-Mar          30-Jun         30-Sep         31-Dec          31-Mar
                                                       2004            2004           2004           2004            2005
                                                   --------------- -------------- -------------- --------------- --------------

Traditional life reinsurance inforce ($billions)         $286.0          $298.1         $307.4         $1,006.6        $1,019.1

Lives covered (millions)                                    6.9             7.4            7.5             14.2            13.5

Average benefit per life                                $41,665         $40,233        $40,927          $70,642         $75,765




                                                         30-Jun         30-Sep         31-Dec         31-Mar
                                                          2005           2005           2005           2006
                                                      -------------- -------------- -------------- --------------
Traditional life reinsurance inforce ($billions)            $1,025.8       $1,023.6       $1,025.8       $1,025.0

Lives covered (millions)                                        13.9           13.9           13.5           14.1

Average benefit per life                                     $73,942        $73,740        $75,757        $72,835





          Supplemental Information - North America Financial Solutions
                 (stated in thousands of United States Dollars)
                                  (unaudited)

                                                       31-Mar          30-Jun         30-Sep         31-Dec          31-Mar
                                                        2004            2004           2004           2004            2005
                                                   --------------- -------------- -------------- --------------- --------------
Fixed annuities                                      $2,194,364      $2,260,630     $2,425,838     $2,472,526      $2,539,595
Funding agreements                                      510,347         500,384        500,493        500,634         500,746
Life insurance (1)                                      355,740         358,115        405,223        379,948         392,781
Disabled life reserves                                   76,684          75,371         73,512         72,301          68,093
Credit life and other                                    10,580          11,966         13,650         16,692          18,573
                                                        -------         -------        -------        -------         -------
TOTAL                                                $3,147,715      $3,206,466     $3,418,716     $3,442,101      $3,519,788



                                                      30-Jun         30-Sep         31-Dec         31-Mar
                                                       2005           2005           2005           2006
                                                  -------------- -------------- -------------- --------------

Fixed annuities                                     $2,561,582     $2,563,438     $3,187,938     $3,222,878
Funding agreements                                     500,584        500,800        500,858        575,873
Life insurance (1)                                     398,038        388,131        379,336        365,470
Disabled life reserves                                  69,525         67,924         65,365         63,067
Credit life and other                                   20,451         24,373         26,786         26,890
                                                       -------        -------        -------        ------
TOTAL                                               $3,550,180     $3,544,666     $4,160,283     $4,254,178




(1) Includes term/traditional life reserves that are categorized as reserves for future policy benefits on the balance sheet


                           Scottish Re Group Limited
                           -------------------------
 Supplemental Information - Collateral Finance Facilities: Summary of Key Terms
                                  (unaudited)

                                                     Collateral
               Transaction       Consolidateed       Facility
               Closing           in Financial        Liability
Facility       Date              Statements?         (millions)
-------------- ----------------- ------------------- --------------

HSBC I         25-Jun-04         Yes                 $200




Stingray       12-Jan-05         No                  n/a





Orkney I       11-Feb-05         Yes                 $850







Orkney II      21-Dec-05         Yes                 $450




HSBC II        22-Dec-05         Yes                 $486






Other Details
-------------------------------------------------------------------------------

This facility provides $200 million that can be used to collateralize reinsurance obligations under intercompany reinsurance agreements. A total return swap with HSBC Bank, USA, N.A. entitles us to the total return of the investment portfolio of the trust established for this facility.

We acquired an irrevocable put option to issue up to $325 million of funding agreements to Stingray Investor Trust in return for the assets of a portfolio of 30-day commercial paper. This put option may be exercised at any time. This transaction may also provide collateral for Scottish Re (U.S.), Inc. for reinsurance obligations under intercompany quota share reinsurance agreements.
This facility matures 12-Jan-15.

Orkney Holdings, LLC issued and sold an aggregate of $850 million of floating rate insured notes due 11-Feb-35 (the "Orkney Notes"). Proceeds from this offering were used to fund the Regulation XXX reserve requirements for a defined block of level premium term life insurance policies issued between 1-Jan-00 and 31-Dec-03 reinsured by Scottish Re (U.S.), Inc. to Orkney Re, Inc., a South
Carolina special purpose captive insurance company. Proceeds from the Orkney
Notes have been deposited into a series of trusts that collateralize the notes.

Proceeds from this offering were used to fund the Regulation XXX requirements for a defined block of level premium term life insurance policies issued between 1-Jan-04 and 31-Dec-04 reinsured by Scottish Re (U.S.), Inc. to Orkney Re II plc. Proceeds from the Orkney II Notes have been deposited into a series of trusts that collateralize the notes.

This is a 20 year collateral finance facility that provides up to $1.0 bln of Regulation XXX collateral support for the business acquired from ING and can be used to collateralize reinsurance obligations under intercompany reinsurance agreements. A total return swap with HSBC Bank, USA, N.A. entitles us to the total return of the investment portfolio of the trust established for this facility.





                           Scottish Re Group Limited
                           -------------------------
           Supplemental Information - Collateral Finance Facilities:
                        Summary of Key Terms - continued
                                   (unaudited)


                                                              Collateral
                        Transaction       Consolidateed       Facility
                        Closing           in Financial        Liability
Facility                Date              Statements?         (millions)
--------------          ----------------- ------------------- --------------
Reinsurance Facility    22-Dec-05          No                   n/a



Other Details
-------------------------------------------------------------------------------

This long term reinsurance facility with a third party, Bermuda-domiciled reinsurer provides up to $1.0 billion of Regulation XXX collateral support for the business acquired from ING. The Bermuda reinsurer provides security in the form of letters of credit and/or assets in trust equal to statutory reserves.


                           Scottish Re Group Limited
                           -------------------------
             Insurance Financial Strength Ratings (as of 31-Mar-06)

                                                                                              Moody's
                                                                  A.M. Best        Fitch     Investors         Standard
Company                                                            Company        Ratings     Service           & Poors
---------------------------------------------------------       ---------------- --------  ---------------- ------------------
Scottish Annuity and Life Insurance Co. (Cayman) Ltd.                 A-            A           A3*               A-
Scottish Re (U.S.), Inc.                                              A-            A           A3*               A-
Scottish Re Ltd.                                                      A-            A           - -               A-
Scottish Re Life Corp.                                                A-            - -         - -               A-

* Negative outlook

                                Analyst Coverage

Firm                                                 Analyst                  Phone Number
-----------------------------------------    ---------------------         ------------------
A.G. Edwards & Sons, Inc.                    J. Jeffrey Hopson, CFA          314-955-2640
Bear, Stearns & Co.                          Saul Martinez                   212-272-3528
Fox-Pitt Kelton                              John Nadel                      212-857-6149
Keefe, Bruyette & Woods, Inc.                Jeff Schuman                    860-722-5902
Oppenheimer & Co.                            Richard Sbaschnig, CFA          212-668-4474
UBS                                          Andrew Kligerman                212-713-2492
Wachovia Securities                          John Hall                       212-214-8032

Investor Relations Contact:
---------------------------
Dean E. Miller
EVP & Chief Financial Officer
Scottish Re Group Limited
(441) 298-4395
dean.miller@scottishre.com